OMEGA PROTEIN®

Healthy Products for a Healthy World®

Investor Presentation

September 2014






Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. Some statements in this presentation may be forward-looking and use words like "may," "may not," "believes," "do not believe," "expects," "do not expect," "anticipates," "do not anticipate," "see," "do not see," or other similar expressions. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Important factors that could cause actual results to be materially different from those forward-looking statements include, among others: (1) the Company's ability to realize the anticipated benefits from its acquisition of Bioriginal Food & Science Corp ("Bioriginal"); (2) the Company's expectations regarding the Company's future prospects and the nutraceuticals market or the human health and wellness segment generally, proving to be incorrect; (3) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products; (4) the impact of worldwide supply and demand relationships on prices for the Company's products; (5) the Company's expectations regarding demand and pricing for the Company's products proving to be incorrect; and (6) the cost of compliance with existing and future government regulations. Other factors are described in further detail in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-k. Some of the information presented is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Omega Protein



our **purpose**

To help families world-wide live healthier lives though better nutrition

our **vision**

To make Omega Protein a leading, trusted source for sustainable, value-adding nutritional products

KEY FACTS

- Nutritional product company focused on:
  - Specialty proteins
  - Specialty oils and essential fatty acids
  - Nutraceuticals
- Serving the Human and Animal Nutrition Industries
- 8 manufacturing facilities and 30+ fishing vessels

FINANCIAL HIGHLIGHTS

OMEGA PROTEIN
(2013)

- $244mm Revenues
- $76mm EBITDA
- Strong Balance Sheet

OME LISTED NYSE

Russell 3000 Index

BIORIGINAL
(FYE 3/31/2014)

- $98mm Revenues
- $7mm EBITDA

Product Mix & Customers

2013 Revenue by Product & Segment

Protein | Specialty Oils and EFA's | Other



OMEGA PROTEIN
SPECIALTY PROTEIN
SPECIALTY OILS & EFA'S
30%
62%
8%
OTHER



ANIMAL NUTRITION: 63%
FISH MEAL
FISH OIL
67%
31%
2%
SOLUBLES



HUMAN NUTRITION: 37%
SPECIALTY OILS & EFA'S
19%
OTHER
50%
31%
SPECIALTY PROTEIN

Sample Customers

Bioriginal

Adds Specialty Oils and Essential Fatty Acids as well as Complementary Human Nutrition Customers

Locations and Distribution


CANADA- 5%
Saskatoon, SK, Canada
Reedsburg, WI
USA- 51%
Batavia, IL
Madison, WI
Reedville, VA
St. Louis, MO
Abbeville, LA
Moss Point, MS
Irvine, CA
Houston, TX
Den Bommel, The Netherlands
EUROPE- 13%
ASIA- 29%
LATIN AMERICA 2%
KEY
Omega Protein Locations (includes Bioriginal)
GLOBAL DISTRIBUTION
% of 2013 (excludes Bioriginal)

OMEGA PROTEIN®

Source: Omega Protein

Strategic Business Model

CORPORATE
VALUE
PROPOSITION



100
YEARS of
INGREDIENTS
SUSTAINBLY
SOURCED
TRACEABLE
PROCESS
LEADER IN
PROTEIN & LIPIDS
100%
PREMIUM
QUALITY

INTEGRATED
MODEL



DEVELOP
HARVEST/
SOURCE
PROCESS
MARKET
& SELL

Strategic Growth Objectives

Levers
- ✓ New Products & Capabilities
- ✓ Improve Operating & Capital Efficiency
- ✓ Grow Sales & Capture Market Share

Results
- ✓ Increase Profits & Cash Flows
- ✓ Decrease Earnings Volatility

Goal
- ✓ Create Shareholder Value

Track Record of Growth

Revenues from
Human Nutrition



$1M
$15M
$22M
$31M
$95M
2010
2011
2012
2013
FYE 3/31/2014
Omega Protein
Bioriginal

GROWTH through **Acquisitions & Organic** Investment

BIORIGINAL ACQUISITION

EXPANSION: Dairy Protein Capacity

WISCONSIN SPECIALTY PROTEIN ACQUISTION: Dairy Protein

INCON ACQUISTION: Human grade Omega-3 concentration

CYVEX ACQUISTION: Distribution to Human Nutrition and Nutraceutical Ingredients

2010 — 2011 — 2012 — 2013 — 2014 — 2015

OMEGA PROTEIN

Source: Omega Protein



Animal Nutrition

Animal Nutrition Business Drivers

Growing world population

billion people	5.3	6.1	6.8	7.2
year	1990	2000	2010	2015e

Growing demand for pork

World Pig Meat Production (thousand MT)



98.8
107.9
116.8
2005
2010
2015e

Growing demand for seafood

Fish Consumption & Sourcing (MT)



13M
57M
32M
63M
56M
62M
73M
64M
1990
2000
2010
2020e
Wild
Aquaculture

Global supply of fish meal and fish oil

Global Fish Meal Production



5,354
6,084
6,018
5,269
5,519
5,019
4,838
4,560
5,587
4,535
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Global Fish Oil Production



886
1,035
906
915
1,029
1,037
993
841
1,036
903
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

OMEGA PROTEIN®

Source: World Population- World Bank, 2011. World Pigmeat and Fish Consumption- OECD-FAO Agricultural Outlook 2011-2020, Global Fish Meal and Oil Production- IFFO Yearbook of Statistics; Global supply Soybean/Fish Meal Ratio-

Animal Nutrition

PROTEIN

Protein ingredient for aquatic/animal feed

Considered a premium protein source due to digestibility and amino acid profile



FISH MEAL

Specialty Oils

Source of Omega-3s



FISH OIL

2013 End Usage Of Fish Meal

(volume)


DAIRY
7%
AQUACULTURE
34%
SWINE
26%
PET
33%

2013 End Usage Of Fish Oil

(volume)


OTHER
4%
BEEF
12%
AQUACULTURE
65%
PET
19%



nutegrity™

Human Nutrition

Bioriginal

Human Nutrition Business Drivers

nutegrity™

Bioriginal

Growing world population

billion people	5.3	6.1	6.8	7.2
year	1990	2000	2010	2015e

Increasing standards of living

Developing Countries GDP per Capita


$2,000
$6,200
2000
2010

Rising healthcare costs


Employer contribution
Worker contribution
$4,564
$2,412
$11,786
$6,657
↑164% 10YR
2003
2013

Aging

U.S. population over 60


10M
10.8M
21M
1980
2000
2020

Interest in preventative health & awareness of nutritional product benefits

U.S. Supplement Sales


$20B
$32B
$36B
2003
2013
2017e

OMEGA PROTEIN®

Source: Kaiser/HRET Survey of Employer-Sponsored Health Benefits, 2003-20103; World Population- World Bank, Standards of Living- World Bank, 2011

Human Nutrition

SPECIALTY OILS and EFA's

Fish and plant oil for dietary supplements & foods

Available in a variety of formulations and specifications





PROTEIN

Dairy Proteins for dietary supplements & functional foods

Ingredients and branded products



NUTRACEUTICALS

Diverse set of dietary supplement ingredients

Categories include antioxidants, anti-aging and cognitive health



nutegrity™

Bioriginal

CUSTOMERS

Supplement manufacturers

Contract manufacturers

Food markets

Private label

OPPORTUNITIES

Develop new products

Expand customer base

Improve production capacity, efficiency & flexibility


NEW YORK STOCK EXCHANGE

Financial Highlights

Income Statement Highlights

REVENUE 2009-2013


Million U.S. $
$174
$174
$252
$236
$244
2009
2010
2011
2012
2013
Animal
Human

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility, especially in Animal segment

Strong cash flow generation

GROSS MARGIN 2009-2013


Million U.S. $
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
5%
28%
22%
18%
34%
$8
$49
$55
$42
$83
2009
2010
2011
2012
2013
Gross Profit
Gross Margin

EBITDA 2009-2013


Million U.S. $
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
EBITDA Margin
4%
27%
18%
15%
31%
$7
$46
$46
$36
$76
2009
2010
2011
2012
2013
EBITDA
EBITDA Margin

OMEGA PROTEIN®

* See Appendix for a reconciliation for EBITDA to net income

Balance Sheet Highlights

CASH BALANCE 2009-2013

Million U.S. $


$2
$20
$51
$56
$34
2009
2010
2011
2012
2013

DEBT* BALANCE 2009-2013

Million U.S. $


$28
$35
$31
$28
$24
2009
2010
2011
2012
2013

*Debt includes capital leases

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to:

- Execute growth strategy
- Withstand volatility

Investment Highlights

STRONG GROWTH POTENTIAL AND FOCUS ON INCREASED SHAREHOLDER VALUE

- Strategic Investments and Product/Market Expansion
- Strong Balance Sheet & Cash Flows Provide Financial Flexibility
- Growing Human Market for Proteins, Specialty Oils and Essential Fatty Acids & Other Nutraceuticals
- Increasing Demand for Animal Nutrition Ingredients & Stable Global Fish Supply



Appendix

Omega Protein Gross Profit Drivers


Animal Segment Gross Profit
$77.1M
36.2% of revenues
Human Segment Gross Profit
$5.7M
18.2% of revenues
Omega Protein Consolidated Gross Profit
$82.8M
33.9% of revenues

2013 Results Displayed

Animal Nutrition Gross Profit Drivers

REVENUE PER TON — $1,355

KEY DRIVERS
- Market Prices
- Forward Contracting
- Product Mix

SALES VOLUME — 157,313 tons

KEY DRIVERS
- Production
  - Catch
  - Yield
- Inventory Carryover

COST PER TON — $867

KEY DRIVERS
- Catch
- Yield
- Production Costs
- Product Mix

REVENUE — $213.2M[1]

COST OF SALES — $136.1M[1]

Animal Segment Gross Profit

$77.1M

36.2% of revenues

Legend

Key Input — 2013 Results

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Human Nutrition Gross Profit Drivers


REVENUE
$31.1M
KEY DRIVERS
Omega-3 Sales
Whey Protein Sales
Other Nutraceutical Sales
Tolling Revenues
Human Segment Gross Profit
$5.7M
18.2% of revenues
GROSS MARGIN %
18.2%
KEY DRIVERS
Production Costs
Capacity Utilization
Market Prices
Product Mix
Legend
Key Input
2013 Results

OMEGA PROTEIN®

OME: Key Historical Drivers

		2009	2010	2011	2012	2013	2014
	Animal Nutrition Segment						
	Financial Drivers						
(A)	Fish Catch (short tons)	469,067	473,657	602,062	578,392	485,626	
	Implied Total Yield	38.4%	37.0%	34.5%	33.6%	39.2%	
(C)	Total Production (tons)	180,109	175,468	207,763	194,197	190,146	
(D)	Volume Sold	204,488	161,781	223,969	202,177	157,313	
(E)	Revenue Per Ton	$ 845	$ 1,063	$ 1,052	$ 1,045	$1,355	
(F)	Cost per Ton	$ (807)	$ (764)	$ (832)	$ (859)	$(867)	
	Financial Results *($ in millions)*						
(G)=(D)*(E)[1]	Revenue	$ 172.7	$ 172.0	$ 236.5	$ 213.7	$213.2	
(H)=(D)*(F)[1]	Cost of Sales	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	$(136.1)	
(I)=(G)-(H)	Gross Profit	$ 7.7	$ 48.4	$ 49.4	$ 37.1	77.1	
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	4.4%	28.1%	20.9%	17.3%	36.2%	
	Human Nutrition Segment						
	Financial Drivers *($ in millions)*						
(K)	Revenues	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	
	Acquisitions		Cyvex (December, 2010)	InCon (September, 2011)		Wisconsin Specialty Protein (February, 2013)	Bioriginal (September, 2014)
	Financial Results *($ in millions)*						
(K)	Revenue	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	
(M)=(K)-(N)	Cost of Sales	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	$(25.4)	
(N)=(K)*(L)	Gross Profit	$ 0.5	$ 0.8	$ 5.3	$ 5.0	5.7	
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	
	Consolidated Financial Results *($ in millions)*						
(O)=(G)+(K)	Revenue	$ 173.8	$ 173.8	$ 251.8	$ 235.7	$244.3	
(P)=(H)+(M)	Cost of Sales	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	$(161.5)	
(Q)=(O)-(P)	Gross Profit	$ 8.2	$ 49.2	$ 54.7	$ 42.1	82.8	
(R)=(Q)/(O)	Gross Margin	4.7%	28.3%	21.7%	17.8%	33.9%	

OMEGA PROTEIN

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBITDA*, a non-GAAP (Generally Accepted Accounting Principles) financial measure, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2009, 2010 , 2011, 2012, 2013 (and March, 31 2014 for Bioriginal):

	Omega Protein					Bioriginal
	2009	2010	2011	2012	2013	March 31, 2014
Net Income (loss)	(6)	18	34	4	31	5
Reconciling items:						
Interest expense	4	2	2	1	2	1
Income tax provision (benefit)	(3)	10	18	7	15	-
Depreciation and amortization	13	15	16	18	21	1
Charge related to investigation	-	-	1	8	-	-
Net loss on disposal of assets	1	1	2	(2)	7	-
GCCF, 2008 and 2005 hurricane settlements	(2)	-	(27)	-	-	-
Adjusted EBITDA	7	46	46	36	76	7

Note: The above referenced financial information of Bioriginal was prepared in accordance with Canadian accounting standards for private enterprises and converted to U.S. Dollars assuming an exchange rate of 0.92 USD/CAD.

Regulation G Reconciliation

*Adjusted EBITDA represents net income before interest expense, income tax, depreciation and amortization, investigation charge, net loss on disposal of assets, and the 2011 Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements. The Company has reported Adjusted EBITDA because it believes Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. The Company believes Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis. Adjusted EBITDA is not a calculation based on GAAP and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.